Statements of Net Assets Available for Benefits - EBP 56-1814206 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments at fair value	$ 36,601,160	$ 31,895,218
Notes receivable from participants	387,650	226,402
Employer contributions receivable	13,281	13,376
Net assets available for benefits	$ 37,002,091	$ 32,134,996